                                                                   Exhibit 99.3

                    FIRST COMMONWEALTH FINANCIAL CORPORATION
                           PITTSBURGH FINANCIAL CORP.
                     ELECTION FORM AND LETTER OF TRANSMITTAL

To make a valid election, this form and your stock certificates (or an Affidavit of Lost, Stolen or Destroyed Certificates or a Notice of Guaranteed Delivery as described below) must be received by 5:00 P.M. New York City time on _________, 2003 (the "Election Deadline") by The Bank of New
York:

BY MAIL:                                BY OVERNIGHT DELIVERY:                  BY HAND DELIVERY:
The Bank of New York                    The Bank of New York                    The Bank of New York
Pittsburgh Financial Exchange           Pittsburgh Financial Exchange           Reorganization Services
P.O. Box 859208                         161 Bay State Road                      101 Barclay Street
Braintree, MA 02185-9208                Braintree, MA 02184                     Receive and Deliver Window, Street Level
                                                                                New York, NY 10286

                          By Facsimile: (781) 380-3388
           (For Delivery with a Notice of Guaranteed Delivery ONLY).

       PLEASE READ THE INSTRUCTIONS CAREFULLY BEFORE COMPLETING THIS FORM

                    DESCRIPTION OF CERTIFICATE(S) SURRENDERED

----------------------------------------------------------------------------------------------------------------------------
                                                                                                  Total Shares Represented
       Name(s) and Address(es) of Registered Holder(s)              Certificate Number(s)           by Each Certificate
----------------------------------------------------------------------------------------------------------------------------


                                                                  ----------------------------------------------------------


                                                                  ----------------------------------------------------------


                                                                  ----------------------------------------------------------


                                                                                              TOTAL SHARES: _______________
----------------------------------------------------------------------------------------------------------------------------

[_] Check the box to the left if you have lost any of your certificates and complete the enclosed Affidavit of Lost, Stolen or Destroyed Certificates (See Instruction 11)

[_] Check here if any certificate(s) referred to above are not being transmitted herewith in which case the Notice of Guaranteed Delivery must be completed. (See Instruction 2)

                             ELECTION AUTHORIZATION

I elect to have my shares of common stock of Pittsburgh Financial Corp. represented by the certificate(s) enclosed with this Election Form and Letter of Transmittal or with respect to which delivery is guaranteed as provided herein, converted into the right to receive the merger consideration for such shares of Pittsburgh Financial common stock represented by such certificate(s) as indicated below (check only one of the following; if you check more than one box, or do not check a box, you will be considered to have made NO ELECTION):


[_] STOCK ELECTION. Exchange all of my shares of Pittsburgh Financial common stock for stock of First Commonwealth at the fixed exchange ratio to be calculated at the effective time of the merger. I understand that the exchange ratio will be calculated by dividing $20 by the average closing price of First Commonwealth common stock on the New York Stock Exchange for the 10 trading days ending three days before the date of the merger.

[_] CASH ELECTION. Exchange all of my shares of Pittsburgh Financial common stock for cash at the rate of $20.00 per share.

[_] NO ELECTION. I make no election. I acknowledge that by making no election, the form of consideration that I will receive will be determined in accordance with the terms of the Merger Agreement.

Your election is subject to the terms, conditions and limitations set forth in the Merger Agreement, Proxy Statement/Prospectus and this Election Form and Letter of Transmittal. YOU MAY RECEIVE A FORM OF CONSIDERATION THAT IS DIFFERENT FROM WHAT YOU ELECT. All elections of Pittsburgh Financial shareholders are subject to the allocation and proration procedures described in the Merger Agreement and the Proxy Statement/Prospectus. These procedures are intended to ensure that 60% of the outstanding shares of Pittsburgh Financial common stock will be converted into First Commonwealth common stock in the merger.

(i) If the Cash Elections total more than the aggregate cash consideration, all No Election shares will be converted to Stock Election shares. If after the conversion of the No Election shares, the total Cash Elections are still more than the aggregate cash consideration, then on a pro rata basis, a sufficient number of shares from among the holders of Cash Election shares will be converted into Stock Election shares, so that the total cash paid equals as closely as practicable the aggregate cash consideration. This proration will reflect the proportion that the number of Cash Election shares of each holder of Cash Election shares bears to the total number of Cash Election shares.

(ii) If the Cash Elections total less than the aggregate cash consideration, a sufficient number of shares will be converted on a pro rata basis into Cash Election shares, first from among the holders of No Election shares and then, if necessary, on a pro rata basis from among the holders of Stock Election shares, so that the total cash paid equals as closely as practicable the aggregate cash consideration. This proration will reflect the proportions that the number of Stock Election shares of each holder of Stock Election shares bears to the total number of Stock Election shares.

Please refer to the description of the allocation and proration procedures in the Proxy Statement/ Prospectus under "The Merger--Cash or Stock Election."

                 IMPORTANT--PLEASE READ CAREFULLY BEFORE SIGNING

You must complete and return the enclosed Substitute Form W-9 with your Election Form and Letter of Transmittal.

You must complete the Notice of Guaranteed Delivery with respect to any shares of Pittsburgh Financial common stock that are not delivered with this Election Form and Letter of Transmittal

Unless you indicate otherwise by completing the section entitled "Special Payment or Special Delivery Instructions," your check and/or the certificates for shares of First Commonwealth common stock to be issued to you, will be issued in the name(s) and mailed to the address(es) of the person(s) submitting this Election Form and Letter of Transmittal as set forth above.

The tax consequences of the Merger to you will vary depending on your election. For information on the federal income tax consequences of the elections, see "The Merger-Material Federal Income Tax Consequences" in the Proxy Statement/Prospectus. YOU SHOULD CONSULT YOUR TAX ADVISOR AS TO THE STATE AND FEDERAL TAX CONSEQUENCES OF THE MERGER TO YOU.

By signing this Election Form and Letter of Transmittal:

o You represent and warrant to First Commonwealth that you have full power and authority to submit, sell, assign and transfer the above described shares of Pittsburgh Financial common stock and that when such shares are accepted for exchange by First Commonwealth, First Commonwealth will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims.

o You agree, upon request, to execute and deliver any additional documents necessary or desirable to complete the exchange of your shares under the Merger Agreement.

o You constitute and appoint the Exchange Agent as your true and lawful agent and attorney-in-fact to effect such surrender of the shares and, if necessary under the Merger Agreement, to transfer the shares on the books of Pittsburgh Financial.

o You represent that you have read and agreed to all of the terms and conditions set forth herein and in the Proxy Statement/Prospectus.

o You authorize and instruct The Bank of New York, as Exchange Agent, to deliver to First Commonwealth the enclosed certificate(s) and to receive on your behalf, in exchange for the Pittsburgh Financial common stock represented thereby, any check or any certificate(s) for shares of First Commonwealth common stock issuable to you pursuant to the Merger. If such certificate(s) are not delivered with this Election Form and Letter of Transmittal, you have furnished a Notice of Guaranteed Delivery for such shares of Pittsburgh Financial common stock from a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States.

Delivery of the enclosed certificate(s) will be effected, and the risk of loss and title to such certificate(s) will pass, only upon proper delivery thereof to the Exchange Agent. In no event will the Exchange Agent be liable to you for any First Commonwealth common stock or dividends with respect thereto or cash delivered in good faith to a public official pursuant to any applicable abandoned property, escheat or similar law.

------------------------------------------------------------------------------------------------------------------------------
                SPECIAL PAYMENT INSTRUCTIONS                                    SPECIAL DELIVERY INSTRUCTIONS
                 (See Instructions 8 and 9)                                          (See Instruction 10)

To be completed ONLY if check is to be payable to, and/or          To be completed ONLY if check and/or certificate(s) for
certificate(s) for First Commonwealth common stock are to be       First Commonwealth common stock are to be mailed to someone
issued to, someone other than the person submitting this           other than the registered holder(s) or to the registered
Election Form and Letter of Transmittal. For additional            holder(s) at an address other than indicated above. For
payment instructions, please attach additional sheet.              additional payment instructions, please attach additional
                                                                   sheet.


Issue:   [_] Check         [_] Certificate(s) to                   Mail:   [_] Check [_] Certificate(s) to

Name:____________________________________________                  Name:_________________________________________________

Address:_________________________________________                  Address:______________________________________________

-------------------------------------------------                  ------------------------------------------------------
                                    (Zip Code)                                                             (Zip Code)

Tax identification or                                              Tax identification or
Social Security Number: ___________________                        Social Security Number: ___________________

------------------------------------------------------------------------------------------------------------------------------



              ALL PITTSBURGH FINANCIAL SHAREHOLDERS MUST SIGN BELOW

------------------------------------------------------------------------------------------------------------------------------
           IMPORTANT NOTE CONCERNING SIGNATURES                                            PLEASE SIGN HERE:

The signature (or signatures, in the case of certificates          PLEASE SIGN HERE:
owned by two or more holders) must appear exactly as the
name(s) appear(s) on the stock certificate(s), or must be          --------------------------------------------------
signed by the person(s) authorized to become registered            Signature of Owner
holder(s) by certificate(s) and documents transmitted
herewith. If holders improperly complete this section, such        --------------------------------------------------
multiple holders will be considered a Non-Electing                 Signature of Owner
Shareholder. See Instruction 6. If signature is by
attorney-in-fact, executor, administrator, trustee,                --------------------------------------------------
guardian, officer of a corporation or others acting in a           Signature of Owner
representative or fiduciary capacity, set forth full title
and see Instruction 7. In case the Exchange Agent needs to         --------------------------------------------------
contact you, please provide your daytime telephone number.         Taxpayer Identification or Social Security Number

                                                                   --------------------------------------------------
                                                                   Telephone Number
-----------------------------------------------------------------------------------------------------------------------------

                            GUARANTEE OF SIGNATURE(S)
                        (IF REQUIRED; SEE INSTRUCTIONS 7)
                     FOR USE BY ELIGIBLE INSTITUTIONS ONLY,
                    PLACE MEDALLION GUARANTEE IN SPACE BELOW


------------------------------------------------------
Name of Firm


-----------------------------------------------------
Authorized Signature


------------------------------------------------------
Name(s)


------------------------------------------------------
Address


------------------------------------------------------
Address                                     (Zip Code)


------------------------------------------------------
Area Code and Telephone Number


Dated                      , 2003
      ---------------------

                                  INSTRUCTIONS

         (1) Time in Which to Make an Election. To be effective, this Election Form and Letter of Transmittal, properly completed, accompanied by the certificate(s) representing all of the holder's shares of Pittsburgh Financial common stock or a proper guarantee of delivery thereof, must be received by The Bank of New York, the Exchange Agent, at the address set forth on the first page of this Election Form and Letter of Transmittal, not later than 5:00 p.m., New York City time, on __________, 2003 ("Election Deadline"). A Pittsburgh Financial shareholder whose Election Form and Letter of Transmittal and certificate(s) or proper guarantee(s) of delivery of certificate(s) are not received prior to the Election Deadline or who revokes its Election Form and Letter of Transmittal will be considered to have made No Election. See Instruction 6 below.

         (2) Delivery of Election Form and Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Election Form and Letter of Transmittal is to be completed only if certificates for shares are delivered with it to the Exchange Agent (or the certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Exchange Agent). Certificates for all Pittsburgh Financial shares, together with a properly completed and duly executed Election Form and Letter of Transmittal, and any other documents required by this Election Form and Letter of Transmittal, should be delivered to the Exchange at the appropriate address set forth in this document and must be received by the Exchange Agent on or before the Election Deadline. If a shareholder desires to make an election and the shareholder's share certificates are not immediately available or cannot be delivered to the Exchange Agent before the Election Deadline, or if time will not permit all required documents to reach the Exchange Agent before the Election Deadline, an election still may be made, if all of the following conditions are satisfied:

         (a) the election is made by or through an Eligible Institution;

         (b) the Exchange Agent receives by hand, mail, overnight courier, telegram or facsimile transmission, on or before the Election Deadline, a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form First Commonwealth has provided with this Election Form and Letter of Transmittal; and

         (c) the certificates for all of the shareholder's shares, in proper form for transfer, together with a properly completed and duly executed Election Form and Letter of Transmittal and any required signature guarantees and other documents required by the Election Form and Letter of Transmittal, are received by the Exchange Agent within three business days after the date of receipt by the Exchange Agent of the Notice of Guaranteed Delivery.

The method of delivery of all documents, including certificates for shares, this Election Form and Letter of Transmittal and any other required documents, is at the election and risk of the electing shareholder. If delivery is by mail, then registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

         (3) Change or Revocation of Election. A Pittsburgh Financial shareholder who has made an election may at any time prior to the Election Deadline change such election by submitting to the Exchange Agent a later-dated revised Election Form and Letter of Transmittal, properly completed and signed.

         (4) Joint Forms of Election. For purposes of this election Form and Letter of Transmittal and the allocation procedures described in the Merger Agreement and the Proxy Statement/Prospectus, Pittsburgh Financial shareholders who join in making a joint election will be considered to be a single shareholder. Joint Election Forms and Letters of Transmittal may be submitted only by persons submitting certificates registered in different forms of the same name (e.g. "John Smith" on one certificate and "J. Smith" on another) and by persons who may be considered to own each other's shares by reason of the ownership attribution rules contained in Section 318(a) of the Internal Revenue Code of 1986, as amended. If this Election Form and Letter of Transmittal is submitted as joint Election Form and Letter of Transmittal, each record holder of shares of Pittsburgh Financial common stock covered hereby must properly sign this Election Form and Letter of Transmittal in accordance with Instruction 7, attaching additional sheets if necessary. The signatures of such holders will constitute a representation that the persons submitting a joint Election Form and Letter of Transmittal are eligible to do so.

         (5) Nominees. Any record holder of shares of Pittsburgh Financial common stock who is a nominee may submit one or more Election Forms and Letters of Transmittal, indicating on the Form or Forms a combination of elections covering up to the aggregate number of shares of Pittsburgh Financial common stock owned by such record holder. However, upon the request of First Commonwealth, such record holders will be required to certify to the satisfaction of First Commonwealth that such record holder holds such shares of Pittsburgh Financial common stock as nominee for the beneficial owners of such shares. Each beneficial owner for whom such an Election Form and Letter of Transmittal is so submitted will be treated as a separate shareholder of Pittsburgh Financial for purposes of allocating First Commonwealth common stock and cash payments to be issued upon consummation of the merger.

         (6) Shares as to Which No Election is Made. Pittsburgh Financial shareholders who mark the "No Election" box on this Election Form and Letter of Transmittal, or who fail to submit a properly completed Election Form and Letter of Transmittal together with certificate(s) representing their shares of Pittsburgh Financial common stock and as to which delivery of such shares is not guaranteed by the Election Deadline, or who revoke their previously submitted Election Form and Letter of Transmittal and fail to submit a properly completed Election Form and Letter of Transmittal together with certificate(s) representing their shares of Pittsburgh Financial common stock or as to which delivery is guaranteed, shall have their shares of Pittsburgh Financial common stock converted into the right to receive per share either a cash payment of $20.00 or shares of First Commonwealth common stock in accordance with the allocation and proration provisions of the Merger Agreement. In addition, a holder who does not tender an election for all his or her shares will be deemed to have made No Election with respect to those shares not tendered.

         (7) Signatures. The signature (or signatures, in the case of certificates owned by two or more joint holders of certificates for which a joint Election Form and Letter of Transmittal is submitted) on the Election Form and Letter of Transmittal should correspond exactly with the name(s) as written on the face of the certificate(s) unless the shares of Pittsburgh Financial common stock described on this Election Form and Letter of Transmittal have been assigned by the registered holder(s), in which event, this Election Form and Letter of Transmittal should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the certificate(s). If this Election Form and Letter of Transmittal is signed by a person other than the registered owner of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed by the registered owner(s) in the name(s) that appear on the certificate(s), and the signature(s) appearing on such endorsement(s) or stock power(s) and on this Election Form and Letter of Transmittal must be guaranteed by an eligible financial institution or broker who is a member/participant in a Medallion Program approved by the Securities Transfer Association, Inc. If this Election Form and Letter of Transmittal is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or by any others acting in a representative or fiduciary capacity, the person signing, unless he is the registered owner, must give such person's full title in such capacity, and appropriate evidence of authority to act in such capacity must be forwarded to the Exchange Agent with this Election Form and Letter of Transmittal. The certificate(s) may be surrendered by a firm acting as agent for the registered holder(s) if such firm is a member of a registered national securities exchange or of the NASD or is a commercial bank or trust company in the United States.

         (8) Special Payment Instructions. If check or certificates representing First Commonwealth common stock are to be payable to the order of or registered in other than exactly the name(s) that appear(s) on the certificate(s) representing shares of Pittsburgh Financial common stock being submitted herewith, the certificate(s) submitted herewith must be endorsed, or accompanied by appropriate signed stock power(s), and the signature(s) appearing on such endorsement(s) or stock power(s) and on this Election Form and Letter of Transmittal must be guaranteed by an eligible financial institution or broker who is a member/participant in a Medallion Program approved by the Securities Transfer Association, Inc. Please also check the appropriate box in "Special Payment Instructions" on the Election Form and Letter of Transmittal.

         (9) Stock Transfer Taxes. It will be a condition to the issuance of any check or certificate for First Commonwealth common stock in any name(s) other than the name(s) in which the surrendered certificate(s) for shares of First Commonwealth common stock is (are) registered that the person(s) requesting the issuance of such check or certificate for First Commonwealth common stock either pay to the Exchange Agent any transfer or other taxes required by reason of such issuance, or establish to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable.

         (10) Special Delivery Instructions. If checks or certificates representing First Commonwealth common stock are to be delivered to someone other than the registered holder(s), or to the registered holder(s) at an address other than that appearing above, please check the appropriate box in "Special Delivery Instructions" and insert the appropriate address in the space provided on this Election Form and Letter of Transmittal.

         (11) Lost Certificate. If your certificate(s) representing shares of Pittsburgh Financial has been lost, stolen or destroyed, you should check the box on the face of the Letter of Transmittal and Election Form indicating that the certificate(s) is lost, complete the rest of the form, including the Affidavit of Lost, Stolen or Destroyed Certificate(s) below and return it to us along with a check payable to _______________ in the amount of ___% of the market value of the lost certificate(s) and with any certificate(s) of Pittsburgh Financial in your possession.

         (12) Determination of Questions. All questions with respect to this Election Form and Letter of Transmittal and Elections made by Pittsburgh Financial shareholders (including, without limitation, questions relating to the time limits or effectiveness or revocation of any Elections and questions relating to computations as to allocations) will be determined by First Commonwealth and/or the Exchange Agent, whose determination shall be conclusive and binding. First Commonwealth shall have the absolute right to reject any and all Election Forms and Letters of Transmittal not in proper form or to waive any irregularities in any such form, although it does not represent that it will do so. First Commonwealth and/or the Exchange Agent may, but are not required to, take reasonable action to inform holders of Pittsburgh Financial common stock of any defects and may take reasonable action to assist such holders to correct any such defects; however, neither First Commonwealth not the Exchange Agent are under any obligation to notify a Pittsburgh Financial shareholder of any defect in an Election Form and Letter of Transmittal.

         (13) Questions and Request for Information. Questions and requests for information or assistance relating to this Election Form and Letter of Transmittal should be directed to The Bank of New York, Attn: _________, telephone (___) ___-____. Additional copies of this Election Form and Letter of Transmittal may be obtained from the Exchange Agent at the telephone number above or from Pittsburgh

Financial, 1001 Village Run Road, Wexford, Pennsylvania 15090 (telephone
(724) 933-4509) or from First Commonwealth, 22 North Sixth Street, Indiana, Pennsylvania 15701 (telephone (724) 249-7220).

         (14) Substitute Form W-9. Each shareholder is required to provide the Exchange Agent with a correct Taxpayer Identification Number on the enclosed Substitute Form W-9 and to indicate that the shareholder is not subject to backup withholding, if applicable.

STATE OF                         )                 AFFIDAVIT OF LOST, STOLEN
         ------------------------                  OR DESTROYED
                                                   STOCK CERTIFICATE
                                 )         SS.     AND AGREEMENT TO
COUNTY OF                        )                 INDEMNIFY
          -----------------------


         The undersigned, under penalty of perjury, deposes and says:

         1. That I am the lawful owner of the certificate(s) listed in this Letter of Transmittal and Election Form as having been lost, stolen or destroyed.

         2. That I have made a diligent search but have been unable to locate the certificate(s) and that the certificate(s) has either been lost, misplaced or accidentally destroyed;

         3. That these certificate(s) have not been endorsed, hypothecated, sold or had their ownership pledged or encumbered in any form, whatsoever.

         In requesting the replacement of this certificate(s), I hereby agree that:

         a. If this certificate(s) are subsequently located, they will be tendered for cancellation.

         b. I will indemnify, protect and hold harmless Pittsburgh Financial, First Commonwealth and The Bank of New York and any other party from and against all losses, expenses, costs and damages including legal fees that may be subjected to these parties at any time in the future as a result of the cancellation and replacement of the certificate(s). This indemnification shall include all costs and attorneys' fees.

         c. All rights accruing to these parties will not be limited by the negligence, breach of duty, accident, or other obligation on the part of or by any officer or employee of the parties.

         I acknowledge that the certificate(s) will be replaced under an insurance bond underwritten by ________________. My check, payable to _______________, including the premium of 1.5% of the market value of the lost certificates (minimum $10.00) is enclosed. I further acknowledge that any filing of an insurance application with materially false or misleading information is a fraudulent insurance act and may be considered a crime.


                                           ----------------------------------
                                           Signature

                                           ----------------------------------
                                           Co-Owner's Signature (if applicable)

                                           ----------------------------------
                                           Date

TO BE COMPLETED BY ALL PITTSBURGH FINANCIAL SHAREHOLDERS

            SUBSTITUTE REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND
                             CERTIFICATION FORM W-9

Give form to the requester.  Do not send to the IRS.

DEPARTMENT OF THE TREASURY INTERNAL REVENUE SERVICE

PART 1 - TAXPAYER IDENTIFICATION NUMBER (TIN)

Name
         ------------------------------------------------------

Address
         ------------------------------------------------------
         Number and street

         ------------------------------------------------------
         City, state, zip

Enter your TIN in the appropriate space. For individuals, this is your social security number (SSN). However, if you are a resident alien and you do not have and are not eligible to get a SSN, your TIN is your IRS individual taxpayer identification number. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to Get a TIN below.

Social security number:          -    -
                          ------- ---- --------
                                            OR

Employer identification number:            -
                                 ---------- ----------------------

PART 2 - CERTIFICATION

Under penalties of perjury, I certify that:

         1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), AND

         2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS. - You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.

SIGNATURE                                             DATE

---------------------------------------------------        ------------------

How to Get a TIN: If you do not have a TIN, apply for one immediately. To apply for a SSN, get Form SS-5, Application for Social Security Card, from your local Social Security Administration office. Get Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS's Internet Web Site at www. irs.gov.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all reportable payments due to me will be withheld, but will be refunded if I provide a Taxpayer Identification Number within 60 days.

----------------------------------------------------       -------------------
Signature                                                  Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE W-9 FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO
       THE MERGER.